EXHIBIT 10.19(b)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MARKING SUCH PORTIONS WITH ASTERISKS (THE "MARK"). THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION WITHOUT THE MARK PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT.


E T H I C 0 N, INC.
a JOHNSON & JOHNSON company
    P.O. BOX 151
SOMERVILLE - NEW JERSEY - 08876-0151
   (908) 218-0707


Amendment No. 1 dated as of February 8, 1999, between ETHICON, Inc. ("Seller"), a New Jersey corporation (successor to ETHICON, Inc., an Ohio corporation) and Advanced Tissues Sciences, Inc. ("Buyer"), a Delaware corporation, to that certain SUPPLY AGREEMENT dated as of January 17, 1994 (the "Supply Agreement"), between Seller and Buyer.


                              Preliminary Statement

Ethicon, Inc. and Advanced Tissue Sciences, Inc. are parties to the SUPPLY AGREEMENT providing for the supply of Seller's [** ] mesh product to Buyer. The parties desire to extend the term of the Supply Agreement, amend certain purchase volume requirements, and otherwise to continue the Supply Agreement in effect in accordance with its terms.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1: Extension of term: Section 4.1 of the Agreement is hereby deleted in
           -----------------
its entirety and the following is hereby inserted in lieu thereof:

        4.1 Term: Unless terminated earlier pursuant to Clauses 2.2, 4.2, 4.3 or otherwise provided herein, this Agreement shall remain in full force and effect for from the date hereof until January 24, 2003 (the "Initial Term").

Section 2: Conversion to [**                      ]: In accordance with Section
           ----------------------------------------
2.2 of the Supply Agreement, Seller has notified Buyer of its intention to convert its [** ] mesh from the initially-supplied [**
       ] to a [**                       ]. Seller agrees to provide Buyer, at
Seller's option, with data generated in support of Seller's regulatory filings related to this change, or with a right of cross-reference to such data in such
regulatory filings. Buyer agrees to pursue conversion to the [**               ]
mesh with the understanding that the [**                   ] material will no
longer be available after Seller has received FDA approval for the change. Seller acknowledges Buyer's right, under Section 5.4 of the Agreement, to place
a one-time Bulk Order for [**                          ] mesh within ninety (90)
days after notice from the Seller of FDA approval of the [**               ]
mesh product.

Section 3: Minimum Purchases: Buyer acknowledges that it has [**   ] the Minimum
           -----------------
Purchase Levels defined in Exhibit 2 of the Supply Agreement. Seller agrees to reduce the minimum required annual purchases of [** ] mesh sheets set forth in the Supply Agreement to the following:

         YEAR                NUMBER OF SHEETS PURCHASED BY BUYER
         ----                -----------------------------------

         1998                Such number (the "Base Target Number") having an
                              aggregate invoice price (exclusive of insurance,
                              freight and taxes) of at least [**       ] Dollars
         1999                Base Target Number
         2000                Base Target Number
         2001                 [** ]
         2002                [**  ]
         2003 and after      [**  ]

Section 4: Adjustment of Minimum Required Purchases: The quantity of products
           ----------------------------------------
required to be purchased for 1999 will be in addition to any part of the required purchases for 1998 that were not taken and paid for. Any shortfall in purchases for 1998 from the required minimum amount must be purchased in the first quarter of 1999. If Buyer shall fail to meet the minimum purchase requirements for 1999, including without limitation any portion of the 1998 required volume permitted to be purchased in the first quarter 1999, the minimum required purchases of products set forth in Section 3 above shall be increased
to [**                                                            ].

Section 5: Effect on Supply Agreement: Except as expressly amended by this
           --------------------------
Agreement No. 1, the Supply Agreement shall continue in full force in accordance with its terms and this Amendment shall be subject to such terms.

IN WITNESS WHEREOF, the parties hereto by their duly authorized representatives have executed and delivered this Amendment No. 1 as of the date first above written.

ETHICON, INC.                                ADVANCED TISSUE SCIENCES, INC.



By:____________________________              By:_______________________________
   Name:  [**               ]                  Name:  Gail Naughton
   Title: [**          ]                       Title: President and Chief
          [**                   ]                     Operating Officer
          [**                    ]